UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 August 11, 2003
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)
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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

         Exhibit
         Number         Description
         --------       -----------------------------------
         99.1           Press Release dated August 11, 2003

Item 9.    Regulation FD Disclosure

On August 11, 2003, Mid-America Apartment Communities, Inc. issued a press release announcing the completion of the offering of its 8.30% Series H Cumulative Redeemable Preferred Stock. A copy of the press release is included as an exhibit to this report and is incorporated by reference herein.

NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  August 11, 2003      /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)